UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Mondelēz International, Inc. and subsidiaries (collectively, “we,” “our” or “Mondelēz International”) are furnishing this current report to provide supplemental non-GAAP financial information related to the retrospective impact of our March 2, 2023, sale of Keurig Dr Pepper Inc. (“KDP”) shares.

The sale of KDP shares has resulted in a change in accounting for our KDP investment, from equity method investment accounting to accounting for equity interests with readily determinable fair values (“marketable securities”). This change in accounting will affect our non-GAAP financial results beginning with our first quarter ended March 31, 2023, as we will reflect the historical equity method investment earnings associated with both the shares sold as well as our remaining ownership interest as a divestiture. This change will result in the recasting of our historical non-GAAP financial results and provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results, and provide additional insight and transparency on how we evaluate our business.

Change to our Historical Non-GAAP Financial Results in Connection with our Sale of KDP Shares

On March 2, 2023, we sold 30.0 million of our KDP shares, which reduced our ownership interest by approximately 2.1%, from 5.3% to 3.2% of the total outstanding shares. We received approximately $1.0 billion of proceeds and recorded a gain of approximately $500 million during the first quarter of 2023.

This reduction in ownership, to below 5.0% of the outstanding shares of KDP, resulted in a change in accounting for our KDP investment, from equity method investment accounting to accounting for our KDP shares as marketable securities. As a result, we will no longer record equity method investment earnings from our remaining KDP ownership interest. We will treat the historical equity method earnings from both the shares sold and the remaining 3.2% ownership interest as a divestiture under the definitions of our non-GAAP financial measures beginning with the first quarter ended March 31, 2023. As such, we have recast our non-GAAP financial results to remove the equity method investment net earnings results related to KDP from Adjusted EPS for all historical periods presented. Our U.S. GAAP results, which include our historical equity method investment net earnings from KDP, will not change from the prior presentation.

Recast Amounts Reflecting Changes in Historical Non-GAAP Results

See the summary chart below and Exhibit 99.1 for the unaudited GAAP and recast non-GAAP financial information for the four quarters of 2022 and 2021, and the years ended December 31, 2022, 2021 and 2020. This supplemental disclosure does not amend any disclosure contained in any of our prior filings with the Securities and Exchange Commission.

Mondelēz International, Inc. and Subsidiaries

Recast Amounts Reflecting Change Due to Divestiture

(in millions of U.S. dollars, except per share data)

(Unaudited)

	2020	2021	2022	2021				2022
	FY	FY	FY	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Reported (GAAP)
Equity method investment net earnings	421	393	385	78	107	105	103	117	98	85	85
Provision for income taxes	1,224	1,190	865	212	398	342	238	210	201	184	270
Net earnings attributable to Mondelēz International	3,555	4,300	2,717	961	1,078	1,258	1,003	855	747	532	583
Diluted EPS attributable to Mondelēz International	$2.47	$3.04	$1.96	$0.68	$0.76	$0.89	$0.71	$0.61	$0.54	$0.39	$0.42
Adjusted (Non-GAAP) - As Recast
Equity method investment net earnings	264	287	244	82	72	61	72	74	57	58	55
Provision for income taxes	869	962	1,030	244	227	272	219	312	209	211	298
Net earnings attributable to Mondelēz International	3,581	3,927	3,997	1,089	904	969	965	1,132	898	993	974
Diluted EPS attributable to Mondelēz International	$2.49	$2.78	$2.89	$0.77	$0.64	$0.69	$0.69	$0.81	$0.65	$0.72	$0.71

Financial Schedules

Exhibit 99.1 to this Form 8-K contains financial schedules that provide the reconciliations for our recast non-GAAP financial results for Adjusted EPS, due to the change in accounting of our equity method investment in KDP, for the four quarters of 2022 and 2021, and the years ended December 31, 2022, 2021 and 2020.

•

Schedule 1 provides reconciliations of the differences between reported (GAAP) financial measures for Operating Income to Net Earnings Attributable to Mondelēz International and the recast Adjusted (non-GAAP) financial measures for these items. Equity method investment net earnings and provision for income taxes are components used to calculate net earnings and diluted earnings per share attributable to Mondelēz International.

•	Schedule 2 provides reconciliations between reported Diluted EPS attributable to Mondelēz International (GAAP) and the recast Adjusted EPS (non-GAAP) for comparative periods.

Non-GAAP Financial Measures

We use non-GAAP financial information and believe it is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results, and provide additional insight and transparency on how we evaluate our business. For additional information regarding our non-GAAP financial measures, see Exhibit 99.2.

This information, including Exhibits 99.1 and 99.2, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

99.1	Financial schedules – Unaudited GAAP and Non-GAAP Financial Information.

99.2	Non-GAAP Financial Measures – Additional Information.

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Luca Zaramella
Name:	Luca Zaramella
Title:	Executive Vice President and Chief Financial Officer

Date: April 11, 2023

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